Subsequent events	12 Months Ended
Dec. 31, 2022
Events After Reporting Period [Abstract]
Subsequent events	Subsequent eventsOn February 14, 2023, three local bilateral facilities in Japan with commitments totaling $170 million (JPY22.5 billion) maturing in February 2023 were refinanced by three facilities with two year maturities.
Refer to Note 18 to these Consolidated Financial Statements for information on any updates to significant legal proceedings subsequent to December 31, 2022.
On February 27, 2023, the Company's Board of Directors (the "Board") approved the proposal to submit the 2022 financial statements of Alcon Inc. and these Consolidated Financial Statements for approval at the Annual General Meeting on May 5, 2023. Additionally on February 27, 2023, the Board proposed a dividend of CHF 0.21 per share to be approved at the same Annual General Meeting. If approved by the shareholders, the total dividend payments would amount to a maximum of approximately $113 million using the CHF/USD exchange rate as of February 21, 2023.
The Board has evaluated subsequent events as they relate to Alcon for potential recognition or disclosures from January 1, 2023 to the date of the approval of these Consolidated Financial Statements and has determined there are no additional subsequent events to be reported in these Consolidated Financial Statements.